Exhibit 10.1(c)

SECOND AMENDMENT TO THE AIRPORT USE AND LEASE AGREEMENT

THIS SECOND AMENDMENT TO THE AIRPORT USE AND LEASE AGREEMENT is made and entered into as of the date stated on the City’s signature page below, by and between the CITY AND COUNTY OF DENVER, a municipal corporation of the State of Colorado, on behalf of its Department of Aviation (“the City”) and FRONTIER AIRLINES, INC., a corporation organized and existing under and by virtue of the laws of the State of Colorado, and authorized to do business in the State of Colorado (“Airline”).

WITNESSETH

WHEREAS, the City owns and operates Denver International Airport (“DIA” or the “Airport”); and

WHEREAS, the parties hereto entered into a certain Use and Lease Agreement, which was effective January 1, 2012, (the “Existing Agreement”), under which the Airline and the City agree to the terms of the Airlines use and lease of certain premises and facilities at the Airport; and

WHEREAS, the City now wishes to extend the term of the Existing Agreement with this Amendment; and

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

1.    Section 7.01 of the Existing Agreement, entitled “Term of Agreement” is hereby deleted in its entirety and replaced with:

7.01 TERM OF AGREEMENT

The term of this Agreement shall commence on January 1, 2012 and shall terminate on December 31, 2018, unless this Agreement is earlier cancelled, terminated, or extended as hereinafter provided. The Agreement term may be extended at its current terms and conditions for two additional one-year periods, but in no event shall the term be extended beyond December 31, 2020. These extensions, if exercised by the Airport, shall be exercised by providing written notice to the Airline on or before November 30 of the preceding year.”

2.    “Exhibit C” found in the Existing Agreement shall be deleted in its entirety and replaced with the new “Exhibit C” attached hereto.

3.    “Exhibit D” found in the Existing Agreement shall be deleted in its entirety and replaced with the new “Exhibit D” attached hereto.

4.    “Exhibit F” found in the Existing Agreement shall be deleted in its entirety and replaced with the new “Exhibit F” attached hereto.

5.    Except as modified by this Amendment, all of the terms and conditions of the Existing Contract shall remain in full force and effect.

6.    This Amendment to Contract shall not be effective or binding on the City until approved and fully executed by all signatories of the City and County of Denver.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Contract Control Number:	PLANE-201206414-02

Contractor Name:	Frontier Airlies, Inc.

By:	/s/ Howard Diamond

Name:	Howard Diamond
(please print)

Title:	SVP, General Counsel & Secretary
(please print)

ATTEST: [if required]

By:

Name:
(please print)

Title:
(please print)

A32
A34
A36
A38
A40
A42
A44
A46

CONCOURSE A

PREFERENTIAL AIRCRAFT PARKING POSITIONS

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

David Marshall (signature)
Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT C GATE LOCATION FRONTIER AIRLINES	
	CC#: fal	DATE: 06/03/15

AC-PKG-FAL-2015

Sig Ticket Counters

ATO

BSO

BSO

A32

A34/36

Effective January 1, 2012 to End of Term

A36
A34
Frontier Airlines
R17-2-3-W18-S4-1
3907.8 sq. ft. 2/24/00
PREFERENTIAL USE
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
MANAGER OF DESIGN
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Conc. Level
Frontier Airlines
DATE: 2/24/00
REVISED
KEY PLAN CONCOURSE A
R17-2-3-15-3

A38

Effective January 1, 2012 to End of Term

A38
Frontier Airlines
R17-2-3-W11-S4-1
1907.7 sq. ft.
PREFERENTIAL USE
SCALE 1" = 20.00'
KEY PLAN CONCOURSE A
MANAGER OF DESIGN
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Conc. Level
Frontier Airlines
REVISED
DATE: 2/24/00
R17-2-3-15-3
NIC = Not Included

A40

E5.9
E6
E7
E8
E9
E10
N1
N5
S1
S2
S3
S4
S5
S6
A40
A42
Frontier Airlines
R17-2-3-E5-S4-1
1752.5 sq. ft.

CONC. WALL (BY CITY)
STUD/GYPSUM WALL (BY CITY)
GLASS WALL (BY CITY)
TENANT LEASE LINE
COLUMNS
NIC = Not Included
(In Lease or Sq. Ft. Calc.)

SCALE 1" = 20.00'

20.0' 10.0' 0 20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

DEN Property Management

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse B Conc. Level
Frontier Airlines

CC#: fel

DATE: 07/12/16

R17-2-3-15-38

A44

A44 Revision (additional)

A42

A46

West CSC

OSC

Drug test office

Effective July 1, 2015 to End of Term

Frontier Airlines, Inc.
R17-2-4-E19-S3-1
117.9 sq. ft.

CONC. WALL (BY CITY)
STUD/GYPSUM WALL (BY CITY)
GLASS WALL (BY CITY)
TENANT LEASE LINE
COLUMNS
NIC = Not Included (In Leases or Sq. Ft. Calc.)

SCALE 1" = 20.00'

20.0' 10.0' 0 20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Mezz Level 4
Frontier Airlines, Inc.

CO#: fol

DATE: 06/01/15

R17-2-4-15-119

Crew Room

Effective July 1, 2015 to End of Term

Frontier Airlines, Inc.
R17-2-4-E18-S5-1
1253.8 sq. ft.

NIC = Not Included

SCALE 1" = 20.00'

20.0' 10.0' 0 20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT
	EXHIBIT D Concourse A Mezz Level 4 Frontier Airlines, Inc.
	CC#: fol DATE: 06/01/15

R17-2-4-15-120

Crew Conf Room

Leadership

MX Breakroom

Line MX overhang

Effective July 1, 2015 to End of Term

EFFECTIVE 2/1/07
FRONTIER AIRLINES
782.7 sq. ft.

ND = Not Included

SCALE 1" = 30.00'

30.0' 0 30.0'

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Apron Level
FRONTIER AIRLINES

CC#: FAL

DATE: 1/30/07

R17-2-2-15-137

IT Network

Effective January 1, 2012 through End of Term

Frontier Airlines
R17-2-2-E2-S7-1
420.6 sq. ft.
MANAGER OF DESIGN
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
FRONTIER AIRLINES
CONCOURSE A — APRON LEVEL
DATE: 5/02/07
R17-2-2-15-76
REVISED
KEY PLAN CONCOURSE A

Ramp Breakroom

E14
E15
E16
E17
E18
E18.1
E18.6
N4
N3
N2
N1
N5
S1
S2
S3
S4
S5
Frontier Airlines
R17-2-2-E15-S3-2
1190.7 sq. ft.
TENANT LEASE LINE
COLUMNS
NIC = Not Included
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

DEN Property Management

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT A
Concourse A Apron Level
Frontier Airlines

CC#: fol

DATE: 04/26/16

R17-2-2-15-174

Basement

DENVER INTERNATIONAL AIRPORT

AIRLINE RATE-MAKING METHODOLOGY

General Rate-Making Concepts

The City will use a “compensatory” methodology to establish Terminal Complex rental rates. The Airlines will pay the fully allocated cost of the space that they lease in the Landside Terminal building and airside concourses.

Landing fees will be established according to a “cost center residual cost” methodology, under which the airlines will pay *****.

Rate-Making Procedures at the Airport

At the Airport, the City intends to use cost accounting concepts and rate-making procedures as described in the following sections.

Cost Centers Direct (revenue-producing) cost centers include the following:

Terminal Complex—All levels of space in the Landside Terminal and airside Concourses A, B, and C, including the pedestrian bridge to Concourse A, public escalators, elevators and moving walkways.

Commuter and Regional Jet Facilities – All levels of space in facilities in the Terminal Complex airside Concourses A and C primarily used for commuter and regional jet operations. The Commuter and Regional Jet Facilities cost center excludes the Concourse B Commuter Facility which is allocated to the Concourse B Tenant Finish cost center as outlined in the Stipulated Order dated November 21, 2003. Any additional commuter facilities on Concourse B will be allocated to the Commuter and Regional Jet Facilities. Sub-cost centers will be established for each respective facility. Commuter and Regional Jet ramp areas are assessed separately.

Airline Tenant Finishes and Equipment—Airline space finishes and equipment in the Terminal Complex, ticketing facilities, loading bridges, communications equipment, baggage and flight information display systems, and baggage sortation systems which shall include related equipment and space within Concourses A and B (and additional concourses as such sortation systems are operational), and approved modifications to the Automated Baggage system and Space. Sub-cost centers will be established for the Landside Terminal, International Facilities, each airside concourse and each airline as applicable.

Interline Bag Transfer Area – All space in the Landside Terminal used by airlines for interline baggage transfer operations.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Common Use Terminal Equipment All costs associated with the installation and maintenance of the City’s common use terminal equipment. The airline is responsible for its proprietary equipment.

Concourse Joint Use Facilities—All space and related equipment in Concourses A, B, and C for tug space (parking, drives, and circulation) and common use facilities, (including, but not limited to, pre-conditioned air facilities, triturators, etc.). The apron level on Concourse C shall be included in the Concourse C tug circulation space (excluding the space occupied by the baggage carousels on the Concourse C Apron).

Baggage Claim—AU baggage claim space and equipment in the Landside Terminal including carousels, input conveyors and related inbound baggage handling space in the Landside Terminal.

Automated Baggage System and Space—The inbound and outbound automated DCV baggage systems (AABS and UABS), including their equipment and related space (excluding the Tunnel space allocated to the AGTS and Tunnel cost center) in the Landside Terminal and in the Tunnel from the Landside Terminal to the Concourses, separately serving Concourse A (the “AABS”) and separately serving Concourse B (the “UABS”), including the costs of the maintenance space, control room equipment and related control room space, (excluding the costs of baggage sortation system equipment and space in the concourses and the costs of approved modifications to the automated systems which are included in the baggage sortation for each concourse).

Conventional Baggage System—The outbound conveyor baggage system and equipment, including all costs of baggage equipment, and construction costs to accommodate the Conventional Baggage System and related operations, Landside Terminal tug spaces (parking, drives and circulation), porter warming shelters, and odd size lift space in the Landside Terminal, Baggage Sortation space in the Landside Terminal, related maintenance space and the Baggage Sortation Space in the parking structure used for the Conventional Baggage System.

AGTS and Tunnels—The Automatic Guideway Transit System (“AGTS”), including vehicles and equipment, the AGTS tunnels and the baggage and tug tunnels between the Landside Terminal and the airside concourses and tunnel modifications for tug and cart operations.

International Facilities—International gates on Concourse A and related holdrooms, sterile circulation space, ramp areas, operations space, international baggage recheck belt space and equipment, and the FIS area in the Landside Terminal, and the international portion of the connector to Concourse A.

Concourse Ramp Area—The aircraft parking aprons and pushback zones located adjacent to the airside concourses.

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Airfield Area—The runway and taxiway system, deicing and related facilities, undeveloped acreage, and *****% of the costs incurred to develop the North Cargo Site prior to February 28, 1995.

Public Parking Area—All space allocated for public parking in the parking structure and all other public parking lots (excluding the cost of the parking structure space allocated to the Conventional Baggage System in the Conventional Baggage System cost center in the event the average number of cars in the Parking Structure exceeds 12,000 for 22 consecutive days).

Employee Parking Area—The employee parking lot(s).

Fueling System—The fuel storage and distribution system, including hydrant fueling pits at the aircraft parking aprons.

Commercial Vehicle Facilities—The surface parking area and building to be used for staging commercial vehicles and the dedicated commercial roadways serving the Terminal Complex. Commercial vehicles include but not limited to hotel/motel courtesy vans, taxis and limousines.

Rental Car Facilities—Areas and roadways provided for rental car operations (excluding the Terminal Complex).

Cargo Area—The joint use· air cargo facilities (including apron, building, ground service equipment, and truck parking areas) and other areas provided for air cargo carriers and freight forwarders. Sub-cost centers will be established for cargo building, cargo apron, cargo tenant finishes, and cargo ground service equipment areas.

Airline Maintenance and Support Area—Areas provided for airline maintenance facilities, cargo facilities, ground service equipment facilities and inflight kitchens.

Airport Mail Facility—Areas provided for the Airport mail facility.

Future Concourses—Costs related to all levels of space and associated apron areas of any airside concourses in addition to Concourses A, B, and C shall be allocated to new cost centers to be established.

Future Baggage Systems - Costs related to all levels of space and equipment for future baggage systems.

Indirect (nonrevenue-producing) cost centers are to include, but not limited to:

Access, Terminal, and Service Roadways—Peña Boulevard, other secondary access roads, the terminal area roadways, the terminal curbsides, the perimeter circulation roadway, and other secondary internal roadways.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Airport Maintenance—Airport maintenance facilities and indirect (unallocated) maintenance expenses.

Airport Administration—Airport administrative facilities and administrative expenses.

Aircraft Rescue and Fire Fighting (ARFF)—The rapid response stations, structural fire station(s) and ARFF operating expenses.

Certain Cost Center Allocations

The net requirement of the Terminal Complex will be recovered through rental rates. Net Terminal Complex requirements will be divided by total Rentable Space in the Terminal Complex to determine the average rental rate per square foot of rentable space. For purposes of calculating the average Terminal Complex rental rate, Rentable Space shall be *****. Concourse B Basement Space shall not include Baggage Sortation Space, Automated Baggage System Space, or Concourse Joint Use Facility space. The rental rate per square foot charged for 99,000 square feet of Basement Space on Concourse B will be *****. Space costs associated with baggage claim, Automated Baggage System and Space, International Facilities, and baggage sortation space on Concourse B shall be *****.

The net requirement of Commuter and Regional Jet Facilities shall be computed independently for each airside concourse. The requirement of each concourse Commuter and Regional Jet Facilities shall include *****. The requirement of each concourse Commuter and Regional Jet Facilities will *****.

Charges for the Interline Bag Transfer Area will be *****.

The requirement for the Common Use Terminal Equipment (CUTE) will be *****. The CUTE fee will be assessed *****.

The net requirement of the Concourse Ramp Area will be recovered through *****. Commuter and regional aircraft ramp fees will be calculated based on *****.

The net requirement of the Airfield Area will be *****.

International fees will be assessed as follows to recover costs allocable to the International Facilities cost center. *****

Fueling system charges will be *****.

Charges for the AGTS and Tunnels will be assessed *****.

Baggage Claim space will be *****. Charges for the Baggage Claim cost center will be *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

Landside Terminal space allocated to the Conventional Baggage System will be *****. The cost of this space shall be *****. Space in the Public Parking Area will be *****. Charges for the Conventional Baggage System cost center, including equipment, construction costs and related Baggage Sortation Space in the Landside Terminal, and related Public Parking Area space will be *****. The costs of each module shall be charged to the airline(s) leasing or using those facilities. In the event the Conventional Baggage System equipment and/or space is jointly used by two or more airlines, *****. Furthermore, if a carousel is jointly used by two or more airlines, *****.

The cost of the Parking Structure and Baggage Sortation Space in the Landside Terminal will be *****. However, the airlines will not be charged for such costs until the average number of cars in the Parking Structure exceeds *****.

The cost of Concourse Joint Use Facilities shall be determined on the basis of *****. The cost of the Joint Use Facilities in each concourse shall be *****. Airline rentable space used to allocate the cost of Concourse Joint Use Facilities on Concourse C shall include *****.

The space associated with the Automated Baggage System and Space in the Terminal Complex will be *****. Debt service on Bonds issued to construct the Airport originally, amortization charges, and variable rate bond fees included in the ***** of costs allocable to the AABS shall be ***** The methodology to calculate the weighted average effective rate per square foot on each concourse is described below. The amount of PFC revenue allocated to the AABS shall *****.

The weighted average effective rate per square foot for each concourse shall be equal to *****.

Airline Tenant Finish and Equipment costs, excluding the costs of the baggage sortation equipment and approved modifications to the Automated Baggage System and Space to provide for the automated system on Concourses A and B, shall be *****. The cost of Baggage Sortation Space located on concourses shall be *****.

The costs of the Concourse A baggage sortation system equipment and approved modifications, so long as such equipment is not being leased or utilized, shall be *****. One-half of Concourse A baggage sortation equipment is located on the east side of Concourse A and one-half of said equipment is located on the west side of Concourse A.

If an airline or airlines lease or utilize all of the baggage sortation system equipment on Concourse A, or a portion of said equipment on both the east and west sides of Concourse A, the costs of such equipment shall be *****. To the extent all of the Concourse A baggage sortation equipment is leased or utilized by an airline or airlines; all other airlines operating on Concourse A will not be responsible for costs associated with the Concourse A baggage sortation equipment.

If an airline or airlines lease or utilize all or any portion of the Concourse A baggage sortation system equipment at only one of the two locations, *****. Costs of the Concourse A baggage sortation system equipment not being leased or utilized by an airline or airlines shall continue to be allocated to all airlines operating on Concourse A on the basis of their respective passenger enplanements on Concourse A.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

The costs of the Concourse B baggage sortation system equipment and approved modifications shall be *****. The costs of the Concourse C baggage sortation system equipment as of February 28, 1995 shall be *****.

In the event an automated baggage system is constructed for Concourse C or for any additional airside concourse, the costs related to such baggage system(s), equipment and space shall be *****.

In the event a Future Baggage System is constructed for any concourse or concourses, the costs related to such baggage system(s), equipment and space shall be *****. Costs associated with the planning and design, excluding construction documents, for the Future Baggage System will be *****.

Costs associated with undeveloped acreage will be *****. Costs and revenues associated with developed acreage will be *****.

Not more than ***** of the costs (debt service and operating and maintenance expenses) associated with the Access and Terminal Roadways shall be allocated to the Terminal Complex.

Costs associated with the Service Roadways shall be *****.

Not more than ***** of the costs associated with Aircraft Rescue and Fire Fighting shall be allocated to the Airfield Area cost center.

Costs associated with the Airport Administration cost center will be allocated based on a 50/50 revenue/direct expense formula: *****.

Undeveloped space shall include space in which no buildout has occurred.

Rentable Space shall mean space leased pursuant to an agreement or on a per use basis, or typically available for lease in the Terminal Complex except for: (i) mechanical and electrical space, (ii) public spaces including restrooms, circulation spaces, stairwells, stairways, escalators, elevators, public lounges and public queuing space, (iii) Undeveloped Space, (iv) approximately 83,855 square feet of space in the basement of Concourse C until such space is leased or utilized, (v) the space in level3 of the Landside Terminal interior to the tug circulation rights-of-way not otherwise leased or used, (vi) approximately 108,000 square feet of baggage sortation space on Concourse A, (vii) baggage sortation space in the Landside Terminal, unless the average number of cars in the parking structure exceeds 12,000 for 22 consecutive days, (viii) approximately 105,100 square feet of Concourse B baggage sortation space, (ix) space in the Administration Office Building and (x) space for security checkpoint areas and areas for explosive detection systems and explosive trace detection. The City shall determine what constitutes the various types of space and associated square footage in this paragraph and shall have the right, from time to time, to revise the categories of space and the square footage of each category.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

If the 108,000 square feet of former baggage sortation Concourse A space is leased, the space will not be included in the calculation of airline rates and charges and, specifically, the calculation of the average Terminal Complex rental rate. The annual rental rate per square foot charged for Concourse A baggage sortation space shall be *****.

Baggage Sortation Space includes all areas where out-bound baggage is sorted for delivery to departing aircraft.

Airport Costs

Airport Costs (also referred to as “requirements”) include without limitation:

(1)	Operation and Maintenance Expenses.

(2)	Deposits to the Operation and Maintenance Reserve Account of the General Bond Ordinance

(3)	Debt service including variable rate bond fees on Bonds issued for Airport and any other amounts required under the General Bond Ordinance except debt service paid by PFC revenues.

(4)	Debt service including variable rate bond fees on Bonds used for Airport land acquisition.

(5)	Equipment and capital outlays

(6)	Amortization of 50% of the City’s Airport expenditures incurred prior to January 1, 1990, from Capital Fund and Operating Fund moneys used for (a) pre-1990 planning and administrative costs, (b) Airport land acquisition, (c) Airport project costs, and (d) debt service including variable bond fees, on Bonds used for Airport land acquisition.

(7)	Amortization of all investments made for the New Airport project from other than Bonds or grants after January 1, 1990 and prior to February 28, 1995.

(8)	Amortization of the City’s investment in the Airport Coverage Account to be accumulated prior to February 28, 1995.

(9)	For the purposes of items (6), (7), and (8) above, amortization charges are to be calculated over 15 years at the weighted average effective interest cost on all Airport fixed-rate Bonds as originally issued prior to January 1, 1997. Except and only to the extent, if any, that the rights of the owners of its airport revenue bonds (including, without limitation, the rights arising from the rate maintenance covenant) are not thereby materially impaired, the City will cause, by January 1, 1997 (or as soon thereafter as possible consistent with the City’s aforesaid obligations to owners of its airport revenue bonds), amortization of the net unamortized balance of City’s investments in items (6), (7) and (8) above on a straight-line basis for the balance of the period through March 1, 2025.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7

(10)	Amortization of reimbursements made to United Airlines related to costs for modifications to the United Airlines automated DCV baggage system, not to exceed $*****, from other than bonds shall be calculated on a straight line basis over 30 years, effective as of the date of any such reimbursement, at the weighted average effective interest rate of all Airport fixed-rate bonds prior to January 1, 1997.

(11)	Amortization of the City’s investments from the Capital Fund, subsequent to February 28, 1995, shall be amortized at the average rate of the Airport fixed-rate bonds over 15 years or the life of the asset, whichever is shorter, and charged to the Airlines.

(12)	All airline bad debt will be allocated to the airfield cost center.

(13)	Notwithstanding anything to the contrary in paragraphs (9) and (11) above, amortization charges shall be calculated and charged to the Airlines as follows:

(a)	*****

(b)	*****

PFC Revenues

PFC Revenues will not be treated as Gross Revenues for the purpose of establishing airline rates, fees and charges. For rate-making purposes, PFC revenues shall be *****.

Airport “Credits”

Interest income – Interest income on the Bond Reserve Fund (provided that the minimum Bond Reserve Requirement has been funded) and on the Interest and Principal Accounts of the Bond Fund that are Gross Revenues shall be *****.

Other credits – To the extent the City receives revenues for the use and lease of all, or any part, of the 108,000 square feet of undeveloped Concourse A baggage sortation space, such revenues will be *****.

Airline Revenue Credit – The City shall establish accounts within the Capital Fund as illustrated in Figure 1. Net Revenues of the Airport System, as defined in the General Bond Ordinance, flowing to the Capital Fund each year are to be used to replenish reserve funds or accounts as required in the General Bond Ordinance and the Coverage Account and to fund the Equipment and Capital Outlay Account for equipment and capital outlays included in the operating budget. Remaining Net Revenues are to be *****.

The City shall maintain a Coverage Account and fund that account up to *****. The Coverage Account shall be considered as Other Available Funds (as defined in the General Bond Ordinance) for the purpose of meeting the Rate Maintenance Covenant of the General Bond Ordinance.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8

Reduction of airline rates and charges

The City will reduce all airline rates and charges by *****. The sources available to the City for the rates and charges cost reductions include, but are not limited to: *****.

The rates and charges cost reductions outlined above shall cease if (i) there is an insufficient annual deposit to the Capital Improvement Account to make the annual ***** payment to Stapleton Development Corporation, (ii) the City is unable to meet its annual irrevocable commitment to pay debt with PFC revenues under the Bond Ordinance, or (iii) regulatory or other legal action precludes payment of these rates and charges cost reductions (cost reductions will be deferred during the pendency of any such actions, and reinstated and extended as necessary upon a successful conclusion to such action to ensure that all airlines receive the full benefit of these reductions).

The City’s rates and charges cost reduction contribution shall be reduced if Airport management (i) determines in good faith that there is a deficiency in any of the required Airport fund balances, (ii) receives an official written communication from any rating agency that a downgrade of the Airport’s existing credit rating is likely unless a reduction to the City’s rates and charges cost reduction contribution is made, or (iii) determines in good faith that operating cash balances are insufficient and contributions would jeopardize the ongoing operation of the airport.

Miscellaneous

All defined terms used herein shall be consistent and subordinate to the defined terms in the General Bond Ordinance.

Concourse A Baggage Sortation Space

The City redeemed Airport project Bonds equal to the principal outstanding associated with approximately 108,000 square feet of Concourse A baggage sortation space.

Debt service costs associated with Bonds issued by the City to redeem the Bonds associated with the 108,000 square feet of Concourse A baggage sortation space shall be allocated to the cost centers of the Airport in the same proportion as debt service on Bonds issued for the Original Airport Project

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9